AGEX THERAPEUTICS

NYSE American: AGE

Rodman & Renshaw Global Investment Conference

September 9, 2019

Forward Looking Statements

The matters discussed in this presentation include forward looking statements which are subject to various risks, uncertainties, and other factors that could cause actual results to differ materially from the results anticipated. Such risks and uncertainties include but are not limited to the success of AgeX Therapeutics and its affiliates in developing new stem cell-based products and technologies; results of clinical trials of such products; the ability of AgeX and its licensees to obtain additional FDA and foreign regulatory approval to market products; competition from products manufactured and sold or being developed by other companies; the price of and demand for such products; the ability of AgeX and its subsidiaries to maintain patent and other intellectual property rights; and the ability of AgeX to raise the capital needed to finance its current and planned operations. Any statements that are not historical fact (including, but not limited to statements that contain words such as "will," "believes," "plans," "anticipates," "expects," "estimates") should also be considered to be forward-looking statements. As actual results may differ materially from the results anticipated in these forward-looking statements they should be evaluated together with the many uncertainties that affect the business of AgeX and its other subsidiaries, particularly those mentioned in the cautionary statements found in AgeX's Securities and Exchange Commission filings. AgeX disclaims any intent or obligation to update these forward-looking statements.

Mission

- To target the largest and most rapidly-growing markets in medicine: Age-Related Degenerative Disease

- An advanced technology that reverses aging and induces regeneration in human cells and tissues



AgeX Therapeutics

Significant Biotechnology Revolutions

Recombinant DNA Technology



- 1974 – Gene cloning technology developed
- 1976 - Moratorium on rDNA research initiated led to established guidelines on rDNA research
- 1989 – First $B product EPO
- Today, products from the use of rDNA technology are ubiquitous
- >140 clinical trials
- Current Global Market $75 B

Monoclonal Antibodies



- 1975 - Hybridoma technology developed
- 1997- First $B Product Rituximab
- Advances in Mab Engineering
- Today, eight of the 20 best-selling biotechnology drugs in therapeutic monoclonal antibodies
- > 200 clinical trials
- Current Global Market $44 B

Regenerative Medicine



- 1998 – First Pluripotent Stem Cells isolated
- 2001 – U.S. Federal funding restriction (reversed in 2009)
- 2010 – 1st hES Clinical trial
- 2015 – Fuji acquires Cell. Dyn.
- 2015 – Astellas acquires Ocata
- 2019 – Bayer acquires BlueRock
- 2019 – Vertex acquires Semma
- Future – 1st $B product

AGEX THERAPEUTICS

The Power of Pluripotency

- Key applications in age-related degenerative disease
- Uniform and infinitely-scalable product
- Enables precise genetic modification
- Off-the-shelf products



Ectoderm
Mesoderm
Endoderm
Brain
Spinal cord
Neural tube
Trunk neural crest
Cranial neural crest
Outer epithelium of body
Intermediate mesoderm
Chordamesoderm
Lateral plate mesoderm
Paraxial mesoderm (somites)
Germ-line cells
Primitive gut
Liver
Pancreas
Intestine
Urinary bladder
Beta cells
Thymus
Parathyroids
Mesenchyme
Myotomes
Sclerotomes
Dermatomes
Lens
Cornea
Amnion
Mammary glands
Olfactory epithelium
Retina
Skull
Dentine

Pluripotent Stem Cells

Pluripotency – The Competitive Edge

The >1000-fold complexity of cell types derived from hPS cells leads to unique challenges:

- How manufacture with cGMP?
- How produce allogeneic product?
- Identity - Lot-to-lot variability in composition
- Purity – Contamination with unknown cell types


A-MAZE-O
Pluripotent Cells
Activin A
FGF2
TGFβ3
Desired Cell Type

AGEX THERAPEUTICS

Proprietary Technologies

- >400 patents & patent apps worldwide in pluripotency-based therapeutics:
  - *PureStem*® manufacturing technology

AGEX THERAPEUTICS

Universal *PureStem*™ Technology


Traditional Manufacture
ES Cells
Differentiation
Purification of
desired cell type
Problem of impurities


PureStem Technology
Brain
Spinal cord
Trunk neural
crest
Cranial neural
crest
Outer epithelium
of body
Intermediate
mesoderm
Chordamesoderm
Lateral plate
mesoderm
Ectoderm
Mesoderm
Endoderm
UniverCyte PSCs

PureStem®

- >200-fold diversity
- Scalable, monoclonally-purified regenerative progenitor cell lines
- Off-the-shelf use

AGEX THERAPEUTICS

Proprietary Technologies

- >400 patents & patent apps worldwide in pluripotency-based therapeutics:
  - *PureStem*® manufacturing technology
  - *UniverCyte*™ (HLA-G to mask rejection) technology of choice for cell-based therapies

AGEX THERAPEUTICS

UniverCyte™: HLA-G for Allogeneic Immunotolerance

- The primary role of HLA-G is to suppress maternal immune response to pregnancies
- Disarms multiple pathways of immune response leading to rejection



HLA-G1
CELL
HLA-G+
HLA-G5
ILT2
NK cells
ILT4
Neutrophils
ILT4
ILT2
Dendritic cells
ILT2
T cells
ILT2
B cells
• Inhibition of cytotoxicity
• Inhibition of IFN-γ secretion
• Inhibition of MICA/NKG2D activation
• Inhibition of chemotaxis
• Inhibition of reactive oxygen species production and phagocytosis
Induction of tolerogenic DC
Inhibition of maturation
• ↘ MHCII presentation pathway
• ↘ Costimulatory molecules and IL12 secretion
• Induction of anergic and suppressor T cells
• Inhibition of NK cell activation
• Inhibition of proliferation
• Inhibition of cytolysis
• Induction of Tregs
• Induction of Th2-type cytokine
• Inhibition of chemotaxis
• Inhibition of proliferation, cytotoxicity, and IFN-γ secretion of γδ T cells
• Inhibition of proliferation, Ig secretion, and chemotaxis

Adv. Immunol. (2015) 127:33-144

AGEX THERAPEUTICS

Value of the *UniverCyte* Allogeneic Products

Classical biologics off-the-shelf business model

Traditional Biologicals







Centralized Production Facility → *Distributed Frozen Inventory* → *Point Of Care*

UniverCyte-Derived Cell Therapy Products







AGEX THERAPEUTICS

Proprietary Technologies

- >400 patents & patent apps worldwide in pluripotency-based therapeutics
  - PureStem manufacturing technology
  - UniverCyte (HLA-G to mask rejection) technology of choice for cell-based therapies
  - HyStem matrix for stable engraftment

AGEX THERAPEUTICS

The Ideal Regenerative Platform

Twin Technologies: Cells & Matrix

Pluripotent Cell-Based Therapeutics



Brain
Spinal cord
Trunk neural crest
Cranial neural crest
Intermediate mesoderm
Chordomesoderm
Lateral plate mesoderm
Outer epithelium of body
Ectoderm
Mesoderm
Endoderm

- Pluripotent Stem Cells (PSCs) allow the manufacture of all young human cell types on an industrial scale
- PureStem-based purity

HyStem® Matrix Delivery





A
D1
D6
D12
5.0
4.0
3.0
2.0
1.0
x10^7
(p/sec/cm²/sr)
B
Total Flux [p/s]
10^9
10^8
10^7
10^6
10^5
10^4
* ** **
1 3 6 8 12 15
Days after transplantation

Biomaterials. 2013 Jul; 34(22): 5521–5529

AGEX THERAPEUTICS

Proprietary Technologies

- >400 patents & patent apps worldwide in pluripotency-based therapeutics:
  - *PureStem*® manufacturing technology
  - *UniverCyte*™ (HLA-G to mask rejection) technology of choice for cell-based therapies
  - *HyStem*® matrix for stable engraftment
- Induced Tissue Regeneration (iTR™)

AGEX THERAPEUTICS

iTR or "Partial Reprogramming"

TransTech Alert
Transformational Technology

WEEKLY

WEEKLY August 08, 2019

The Race for Age Reversal Heats Up

Cell

Article

In Vivo Amelioration of Age-Associated Hallmarks by Partial Reprogramming

Graphical Abstract


H3K9me3
H4K20me3
Epigenome
DNA damage
Cellular senescence
Oct4 Sox2
Klf4 c-Myc
Progeria mouse
Spleen
Skin
Lifespan

Authors
Alejandro Ocampo, Pradeep Reddy, Paloma Martinez-Redondo, ..., Isabel Guillen, Pedro Guillen, Juan Carlos Izpisua Belmonte

Correspondence
belmonte@salk.edu

In Brief
Cellular reprogramming by transient expression of Yamanaka factors ameliorates age-associated symptoms, prolongs lifespan in progeroid mice, and improves tissue homeostasis in older mice.

Reversal of ageing- and injury-induced vision loss by Tet-dependent epigenetic reprogramming

Yuancheng Lu[1,2], Anitha Krishnan[3,9], Benedikt Brommer[4,9], Xiao Tian[1,2,9], Margarita Meer[5], Daniel L. Vera[1,2], Chen Wang[4], Qiurui Zeng[1,2], Doudou Yu[1,2], Michael S. Bonkowski[1,2], Jae-Hyun Yang[1,2], Emma M. Hoffmann[3], Songlin Zhou[4], Ekaterina Korobkina[3], Noah Davidsohn[2,6], Michael B. Schultz[1,2], Karolina Chwalek[1,2], Luis A. Rajman[1,2], George M. Church[2,6], Konrad Hochedlinger[7], Vadim N. Gladyshev[5], Steve Horvath[8], Meredith S. Gregory-Ksander[3*], Bruce R. Ksander[3*], Zhigang He[4*] and David A. Sinclair[1,2*#]

1. Paul F. Glenn Center for Biology of Aging Research at Harvard Medical School;
2. Blavatnik Institute, Department of Genetics, Harvard Medical School;

Reversing the Aging of Human Cells



H9 (P41)
EN13 (P15)
iPS (EH3 P4)
iPS (EH3 P9)
iPS (EH3 P12)
iPS (EH3 P15)
iPS (EH3 P13)
iPS (EH3 P14)
TRF (kb)
21.2
8.6
7.4
6.1
5.0
4.2
3.6

Regen Med 2010 May;5(3):345-63

Reprogramming Methylation Age



A Data 77 p = 1e−14
TRF (kb)
18
16
14
12
10
8
6
0
51
Somatic Primary Tissue
49
Somatic Primary Cell Line
16
iPS
13
ES
0
5
10
15
20
25
30
m.age

Genome Biol. 2013;14(10):R115



Immortal Germ-Line
Differentiation (Aging)
Reprogramming Back to Immortality
Naïve PSCs
Primed PSCs
PT
Intermediate (progenitor)
EFT
NT
AT
iTR
Epigenetic Effects
Genes

Regen Med 2019 Aug 28. doi: 10.2217/rme-2019-0062.

AGEX THERAPEUTICS

iTR Strategy

Twin Strategies in Development


OCT4
SOX2
NANOG
LIN28
100 µm
Load with
Telomerase mRNA
Small Molecule
Cocktail (iTR 1547)
ReCyte1 EC Cell Line
Exosomes
In Vivo Applications

AGEX THERAPEUTICS

Drug-Based iTR


COX7A1
RFUs
5000
4500
4000
3500
3000
2500
2000
1500
1000
500
0

Pluripotent (off)

AGEX-iTR1547 Embryonic/ Fetal Levels

AGEX THERAPEUTICS

Maximizing Commercialization of the Platform


Brain
Neuron
Osteocyte
Bone
Cardiac cells
Intestines
Enterocytes
Hepatocytes
Heart
Liver

Cellular Therapeutics


Pluripotent
Stem Cells



Ectopic Organoid-Based
Therapeutics



Drug Discovery



Biomaterials

AGEX THERAPEUTICS

Business Strategy

- Bailment of Master Cell Banks (MCBs)

AGEX THERAPEUTICS

Bailment of Master Cell Banks

Master Cell Banks


Brain
Neuron
Osteocyte
Bone
Cardiac cells
Enterocytes
Intestines
Hepatocytes
Heart
Liver

Cellular Therapeutics

- AgeX retains ownership of MCB
- Licensee owns derivative products in defined fields of use
- Royalty is not patent-based and therefore runs into indefinite future
- Results in potentially high NPV

AGEX THERAPEUTICS

Business Strategy

- Bailment of Master Cell Banks (MCBs)
- Partnerships for non-core applications
  - Therapeutic use of ectopic organoids
  - Diverse biomaterials including exosomes
  - *Cytiva II* - Adult cardiac cells for drug testing

Business Strategy

- Bailment of Master Cell Banks (MCBs)
- Partnerships for non-core applications
  - Therapeutic use of ectopic organoids
  - Diverse biomaterials including exosomes
  - *Cytiva II* - Adult cardiac cells for drug testing
- Internal development of *AGEX-BAT1*, *AGEX-VASC1*, and *Renelon*

AGEX THERAPEUTICS

Brown Adipose Cells Regulate Metabolism


Maintenance
WAT
BAT
Energy
Storage
Weight Gain
T2 Diabetes
Weight Loss
Heat

AGEX THERAPEUTICS

Brown Adipose Cells Regulate Metabolism


a
70
60
50
40
30
20
10
0
Incidence of BAT (%)
(44/83)
(15/38)
(7/26)
(1/8)
(0/7)
P < 0.01
20s 30s 40s 50s 60–
Age
d
40
35
30
25
20
15
10
5
0
Body fat content (%)
**
**
**
20s 30s 40s 50s 60–
Age

Obesity (2011) 19, 1755–1760. doi:10.1038/oby.2011.125

AGEX THERAPEUTICS

AgeX-BAT1 Properties

Stained for Brown Adipocyte Marker UCP1



Tissue-Sourced Brown Adipocytes



PureStem Brown Adipocytes

Stem Cell Research & Therapy (2019) 10:7

AGEX THERAPEUTICS

Obesity/T2D Market/Competition

- 30M Americans have diabetes[1] 1:3 Americans will have diabetes by 2050
- The global market for diabetes mellitus and obesity is set to rise from $70.8 billion in 2015 to $163.2 billion by 2022, at a strong compound annual growth rate of 12.7%, according to business intelligence firm GBI Research.
- Competing products commonly target insulin secretion, glucose excretion, incretins such as GLP-1, or attempt to activate existing BAT or cause browning of white fat.

1) Centers for Disease Control and Prevention. National Diabetes Statistics Report: Estimates of Diabetes and Its Burden in the United States. US Department of Health and Human Services; Atlanta, GA: 2014.

AGEX THERAPEUTICS

AgeX-VASC1 Purity

Monoclonal Endothelium



GFP Endothelium (168 hrs)




CXCR4
CD31
Merge


CD31
CD31
CD34
TIE2
Dll4
CXCR4
- CD31+cells
- CD34+cells
- TIE2+cells


CD31/VECAD/GFP-MV2-6
~100% Purity
CD31 Pacific Blue-A
VECAD APC-A

AGEX THERAPEUTICS

Cardiovascular Market

> $Trillion Market Worldwide


CARDIOVASCULAR DISEASE:
A COSTLY BURDEN FOR AMERICA
PROJECTIONS THROUGH 2035

American Heart Association | American Stroke Association®

	Current	2035
Medical costs up 135 percent	$318 billion	$749 billion
Indirect costs up 55 percent (Lost productivity)	$237 billion	$368 billion
TOTAL COSTS	**$555 billion**	**$1.1 trillion**

The Cost Generators: Aging Baby Boomers

As Baby Boomers age, costs for CVD will shift from middle-aged Americans to individuals ages 65 and over. By 2035, Boomers who are 80 and older will be the source of the largest cost increases for CVD.

http://www.heart.org/idc/groups/heart-public/@wcm/@adv/documents/downloadable/ucm_491543.pdf

AGEX THERAPEUTICS

Business Strategy

- Bailment of Master Cell Banks (MCBs)
- Partnerships for non-core applications
  - Therapeutic use of ectopic organoids
  - Diverse biomaterials including exosomes
  - *Cytiva II* - Adult cardiac cells for drug testing
- Internal development of *AGEX-BAT1*, *AGEX-VASC1*, and *Renelon*
- Induced Tissue Regeneration (iTR™) through the subsidiary Reverse Bioengineering, Inc.

AGEX THERAPEUTICS

Anticipated Six Month Milestones

- Partnerships:
  - Therapeutic use of ectopic organoids
  - First commercial bailment of master cell bank
  - PureStem-derived biomaterials
- Finance Reverse Bioengineering, Inc. to advance iTR
- Complete development of *Cytiva II*
- Announce development plans for *Renelon*™, a relatively near-term application of iTR technology

AGEX THERAPEUTICS

Company Information

COMPANY QUICK FACTS

Founded 2017

Contact Details:

965 Atlantic Avenue
Alameda, CA 94501
Tel: +1 (510) 671-8370
Stock Listing NYSE American: **AGE**
Market Cap (9/6/19) ~$100M

EXECUTIVE MANAGEMENT

Michael D. West, Ph.D. Chief Executive Officer
Founder and first CEO Geron Corporation
Gregory Bailey, M.D., *Chairman of the Board*
Co-founder Ascent Health Care, Board of Medivation
Nafees Malik, M.D., Chief Operating Officer
Head of Cell and Gene Therapies at Juvenescence
Russell Skibsted, M.B.A. Chief Financial Officer Lineage Cell Therapeutics, Spectrum Pharmaceuticals, Hana Biosciences, Asset Management Company
Aubrey de Grey, Ph.D., *VP, New Technology Discovery. Chief Science Officer, SENS Research Foundation.*

INVESTOR CONTACT

Russell Skibsted, CFO
Email: rskibsted@agexinc.com


965
AGEX

AGEX THERAPEUTICS

Summary

- Targeting the largest unmet medical needs in the US: chronic degenerative diseases of aging
- Partnering the non-core commercial applications of pluripotency
- Early/widespread commercialization through bailment of UniverCyte master cell banks
- Internal development of *AGEX-BAT1, AGEX-VASC1, Renelon,* and *Cytiva*
- Induced Tissue Regeneration (iTR) technology for the transcriptional reprogramming of aging *in vivo* to be developed by the subsidiary Reverse Bioengineering, Inc.

AGEX THERAPEUTICS